CREDIT SUISSE INTERNATIONAL[GRAPHIC OMITTED][GRAPHIC OMITTED]
                                                                          RALI Series 2006-QS12 Class II A7

CREDIT SUISSE INTERNATIONAL

One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ                  www.credit-suisse.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ                  www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ                  www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL

One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ                  www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ                  www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ                  www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL

One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ                  www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ                  www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ                  www.csfb.com

                                                                                   September 2006

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as trustee on behalf of the Trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QS12 Trust

External ID: 53148600N3

______________________________________________________________________________

Dear Sirs,

The  purpose  of this  letter  agreement  (this  "Confirmation")  is to  confirm  the  terms  and  conditions  of the Swap
Transaction  entered  into  between us on the Trade Date  specified  below (the  "Swap  Transaction").  This  Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

IN THIS CONFIRMATION "CSIN" MEANS CREDIT SUISSE INTERNATIONAL AND "COUNTERPARTY" MEANS DEUTSCHE BANK TRUST COMPANY
AMERICAS, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE ON BEHALF OF THE TRUST CREATED UNDER THE POOLING AND
SERVICING AGREEMENT IN RESPECT OF RALI 2006-QS12 TRUST.

1.       The definitions and provisions  contained in the 2000 ISDA Definitions (as published by the  International  Swaps and Derivatives  Association,  Inc.) are incorporated into this  Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

         This  Confirmation  supplements,  forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 28
         September  2006 as  amended  and  supplemented  from  time to time (the  "Agreement"),  between  you and us.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         CSIN and  Counterparty  each  represents to the other that it has entered into this Swap  Transaction in reliance upon such tax,  accounting,  regulatory,  legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                  Transaction Type:                    Rate Cap Transaction

                  Notional Amount:                     USD  53,340,000,   subject  to  amortization  as  set  out  in  the
                                                       Additional Terms

                  Trade Date:                          September 2006

                  Effective Date:                      September 2006

                  Termination Date:                    January  2009 subject to  adjustment  in
                                                       accordance  with the Following  Business Day  Convention,  using No
                                                       Adjustment to Period End Date.

         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Date:                        September  2006,  subject to  adjustment
                                                       in accordance with the Following Business Day Convention

                  Fixed Amount:                        USD 31,000

         Floating Amounts:

                  Floating Amount
                  Payer:                               CSIN

                  Floating Rate
                  Payer Period End Dates:              The 25th of each month,  commencing  on   October  2006,  and  ending  on the  Termination  Date,  inclusive, subject to  adjustment in  accordance  with the Following  Business
                                                       Day Convention, using No Adjustment to Period End Dates.

                  Floating Rate Payer
                  Payment Dates:                       One Business Day prior to each Floating Rate Payer Period End Date

                  Cap Rate:                            5.85%

                  Initial Calculation Period:          From and including  September 2006 up to
                                                       but  excluding  the Period  End Date on  October 2006

                  Floating Rate Option:                USD-LIBOR-BBA, subject to a maximum rate of 11.35%

                  Designated Maturity:                 1 month

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  30/360

                  Reset Dates:                         The first day of each Calculation Period

                  Compounding:                         Inapplicable

         Business Day:                                 New York

         Calculation Agent:                            CSIN

3.       Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty:            Deutsche Bank National Trust Company
                                                       ABA Number: 2003021-001-003
                                                       Account Number: 01419663
                                                       Account Name: NYLTD Funds Control - Stars West
                                                       Ref: RALI 2006-QS12

4.       Trustee  Capacity.  It is expressly  understood  and agreed by the parties hereto that (i) this  Confirmation  is executed and delivered by Deutsche  Bank Trust Company  Americas,  not in its  individual  capacity but solely as
         Trustee for the Trust under the Pooling and  Servicing  Agreement,  in the  exercise of the powers and  authority conferred  upon  and  vested  in  it  thereunder,  (ii)  each  of  the  representations,  warranties,  covenants, undertakings  and  agreements  herein  made on the  part of  Counterparty  has not  been  made or  intended  as a representation,  warranty,  covenant,  undertaking or agreement by Deutsche Bank Trust Company  Americas,  in its individual  capacity,  but is made and intended for the purpose of binding only the assets of the Trust available therefor in accordance  with the terms of the Pooling and Servicing  Agreement,  (iii) nothing  herein  contained shall be  construed  as creating  any  liability  on Deutsche  Bank Trust  Company  Americas,  in its  individual capacity,  to perform any covenant either  expressed or implied  contained  herein,  all such liability,  if any, being  expressly  waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no  circumstances  shall  Deutsche Bank Trust Company  Americas,  in its individual  capacity,  be liable for the payment of any  indebtedness  or expenses of  Counterparty  or be liable for the breach or failure of any  obligation,  representation,  warranty  or  covenant  made  or  undertaken  by  Counterparty  under  this
         Confirmation  or any other related  document,  as to all of which  recourse  shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

5.       Fully-Paid Party Protected.  Notwithstanding  the terms of Section 5 and 6 of the Agreement,  if Counterparty has
         satisfied  in full all of its payment  obligations  under  Section  2(a)(i) of the  Agreement  in respect of this
         Transaction,  then unless CSIN is required  pursuant to  appropriate  proceedings  to return to  Counterparty  or otherwise  returns to Counterparty  upon demand of Counterparty  any portion of such payment,  (a) the occurrence of an event  described in Section 5(a) of the  Agreement  with respect to  Counterparty  shall not  constitute an
         Event of Default or Potential  Event of Default  with respect to  Counterparty  as the  Defaulting  Party and (b)
         CSIN shall be entitled to designate an Early  Termination  Date pursuant to Section 6 of the Agreement  only as a result of a Termination Event set forth in Section 5(b)(i),  Section 5(b)(ii),  Section 5(b)(iii) with respect to
         CSIN as the Burdened  Party and Section  5(b)(v)  (but only the  Additional  Termination  Event set forth in Part
         1(h)(1) of the Schedule).  For purposes of the  Transaction to which this  Confirmation  relates,  Counterparty's only  obligation  under  Section  2(a)(i)  of the  Agreement  is to pay the Fixed  Amount on the Fixed Rate Payer
         Payment Date.

For the purpose of  facilitating  this  Transaction,  an  Affiliate of CSIN,  which is  organized in the United  States of
America (the  "Agent"),  has acted as agent for CSIN. The Agent is not a principal  with respect to this  Transaction  and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse  International  is authorized  and regulated by the Financial  Services  Authority and has entered into this transaction  as  principal.  The time at which the above  transaction  was executed  will be notified to  Counterparty  on request.

                                                     ADDITIONAL TERMS

-----------------------------------------------------------------------------
CALCULATION PERIOD UP TO BUT EXCLUDING
   THE PERIOD END DATE OCCURRING ON:
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                         NOTIONAL AMOUNT:
-----------------------------------------------------------------------------
-OCTOBER-2006          USD 53,340,000.00
---------------------------------------------------
-NOVEMBER-2006         USD 52,364,502.28
---------------------------------------------------
-DECEMBER-2006         USD 51,193,866.94
---------------------------------------------------
JANUARY-2007           USD 49,832,290.19
---------------------------------------------------
FEBRUARY-2007          USD 48,284,638.70
---------------------------------------------------
-MARCH-2007            USD 46,556,438.25
---------------------------------------------------
-APRIL-2007            USD 44,653,858.64
---------------------------------------------------
MAY-2007             USD 42,583,694.65
-------------------------------------------------
JUNE-2007            USD 40,353,482.39
-------------------------------------------------
JULY-2007            USD 37,971,186.95
-------------------------------------------------
-AUGUST-2007           USD 35,445,437.79
---------------------------------------------------
SEPTEMBER-2007         USD 32,797,706.17
---------------------------------------------------
-OCTOBER-2007          USD 30,232,016.28
---------------------------------------------------
-NOVEMBER-2007         USD 27,746,535.53
---------------------------------------------------
-DECEMBER-2007         USD 25,339,431.01
---------------------------------------------------
JANUARY-2008           USD 23,008,911.63
---------------------------------------------------
FEBRUARY-2008          USD 20,753,227.15
---------------------------------------------------
-MARCH-2008            USD 18,570,667.20
---------------------------------------------------
-APRIL-2008            USD 16,459,560.46
---------------------------------------------------
-MAY-2008             USD 14,418,273.69
--------------------------------------------------
-JUNE-2008            USD 12,445,210.91
--------------------------------------------------
-JULY-2008            USD 10,538,812.57
--------------------------------------------------
AUGUST-2008           USD 8,697,554.64
--------------------------------------------------
SEPTEMBER-2008         USD 6,919,947.90
---------------------------------------------------
-OCTOBER-2008          USD 5,204,537.08
---------------------------------------------------
-NOVEMBER-2008         USD 3,549,900.12
---------------------------------------------------
-DECEMBER-2008         USD 1,954,647.39
---------------------------------------------------
JANUARY-2009            USD 417,420.99
---------------------------------------------------

Please  confirm  that the  foregoing  correctly  sets  forth  the terms of our  agreement  by  executing  the copy of this
Confirmation enclosed for that purpose and returning it to us.

                                                       Yours faithfully,

                                                       CREDIT SUISSE INTERNATIONAL

                                                        By:/s/MarisaScauzillo
                                                            Name: Marisa Scauzillo
                                                            Title: Authorized Signatory

Confirmed as of the date first written above:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
NOT IN ITS INDIVIDUAL CAPACITY BUT
SOLELY AS TRUSTEE ON BEHALF OF
THE TRUST CREATED UNDER THE
POOLING AND SERVICING AGREEMENT
IN RESPECT OF RALI SERIES 2006-QS12TRUST

By:/s/ Amy Stoddard
     Name: Amy Stoddard
     Title: Authorized Signer